Exhibit 10.1

RAPTOR PHARMACEUTICALS CORP.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of May 21, 2008 (the “Effective Date”), by and among RAPTOR PHARMACEUTICALS CORP., a Delaware corporation (the Company”), and the individuals and entities identified on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

INTRODUCTION

The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and Rule 506 promulgated thereunder and the requirement to file a prospectus afforded by National Instrument 45-106 Prospectus and Registration Exemptions (“NI 45-106”).

The Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers, upon the terms and conditions stated in this Agreement, up to a maximum of $6 million of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants to purchase Common Stock of the Company.

The capitalized terms used herein and not otherwise defined herein have the meanings given them in Article 7.

In consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers (severally and not jointly) hereby agree as follows:

ARTICLE 1

PURCHASE AND SALE OF SECURITIES

Section 1.1      Purchase and Sale of Securities. At the Closing, upon the terms and subject to the conditions herein, the Company will issue and sell to each Purchaser, and each Purchaser will, severally and not jointly, purchase from the Company the number of shares of Common Stock and the number of warrants to purchase shares of Common Stock, pursuant to a Warrant substantially in the form of EXHIBIT B attached hereto, as set forth opposite such Purchaser’s name under the heading “Shares” and “Warrants,” respectively, on EXHIBIT A attached hereto, as the same may be amended from time to time after each Subsequent Closing or otherwise, as appropriate. The purchase price for each Share and related Warrant (together, a unit) will be $0.50, subject to change at the discretion of those officers so authorized by the Company’s Board of Directors (the “Purchase Price”). The Shares (as defined below) and Warrants (as defined below) are being sold hereunder as units, each unit consisting of one Share and a Warrant to purchase one-half of a share of Common Stock.

Section 1.2      Payment. Upon the Closing Date, each Purchaser shall deliver such Purchaser’s aggregate Purchase Price set forth opposite its name on EXHIBIT A attached hereto, by wire transfer of immediately available funds in accordance with wire instructions provided to it by the Company at least two Business Days prior to the Closing. At or promptly following the Closing, and after receiving the aggregate Purchase Price set forth opposite each Purchaser’s name on EXHIBIT A attached hereto, by wire transfer of immediately available funds, the Company will instruct its transfer agent to credit and deliver to each Purchaser certificate(s) representing the number of Shares set forth on EXHIBIT A attached hereto and will deliver Warrants to purchase the Warrant Shares (as defined below).

Section 1.3      Closing Date. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place at 4 p.m. (Pacific Time) on the first Business Day after the satisfaction or waiver of the conditions set forth in Article 5 (excluding conditions that, by their nature, cannot be satisfied until the Closing), the actual time and date of the Closing being referred to herein as the “Closing Date”. The Closing will be held at the offices of Paul, Hastings, Janofsky & Walker, LLP, 515 South Flower Street, Floor 25, Los Angeles, California 90071, or at such other time and place as shall be agreed upon by the Company and the Majority Purchasers.

Section 1.4      Subsequent Closings. After the Closing, additional Shares (which, together with the Shares issued at the Closing, shall not exceed 10 million shares in the aggregate), and additional Warrants (which, together with the Warrants issued at the Closing, shall not represent the right to acquire more than 5 million shares of Warrant Shares in the aggregate) may be issued at the discretion of the Company at one or more subsequent closings (each a “Subsequent Closing”) which are held on or before May 31, 2008. Each Subsequent Closing shall be effective upon the date (a “Subsequent Closing Date”) of the Company’s receipt from a Purchaser of a wire transfer of funds in the amount of the Purchase Price for the Securities being purchased by such Purchaser at such Subsequent Closing. Effective upon each such Subsequent Closing, the applicable Purchaser shall also enter into and become a party to this Agreement as if such Purchaser had executed such agreement at the Closing. At the Closing, the Company shall prepare EXHIBIT A with respect to the Purchasers purchasing the Shares and Warrants at the Closing. Promptly after each Subsequent Closing, the Company shall amend EXHIBIT A as appropriate. The shares of Common Stock, the warrants to purchase shares of Common Stock, and the Common Stock underlying such warrants, that are sold pursuant to and in accordance with Section 1.1 and this Section 1.4 are referred to herein as the “Shares,” the “Warrants,” and the “Warrant Shares,” respectively, and are referred to herein collectively as the “Securities.”

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, as of the date hereof, except as set forth in the Public Filings or the corresponding section of the disclosure schedules delivered to the Purchasers herewith:

Section 2.1      Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business as currently conducted as disclosed in the Public Filings. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have a Material Adverse Effect.

Section 2.2      Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and to perform its obligations under the Transaction Agreements, to consummate the transactions contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof. The execution, delivery and performance of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby (including the issuance of the Securities) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required. Each Transaction Agreement has been duly executed by the Company and, assuming the due authorization, execution and delivery of the Transaction Agreements by each Purchaser a party thereto, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state, federal, or other securities laws or public policy underlying such laws.

Section 2.3      Capitalization. As of March 10, 2008, the authorized capital stock of the Company consisted of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share, of which 40,221,297 shares of Common Stock were issued and outstanding and no shares of preferred stock were issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized, validly issued and are fully paid and nonassessable. Options and warrants to purchase an aggregate of 4,689,003 shares of Common Stock were outstanding as of March 10, 2008. Except as disclosed in or contemplated by the Public Filings, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations other than options granted under the Company’s stock option plans.

Section 2.4      Issuance of Securities. The Shares and the Warrant Shares have been duly authorized and, upon issuance in accordance with the terms of this Agreement (and in case of the Warrant Shares, the Warrants), will be validly issued, fully paid and non-assessable and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

Section 2.5	No Conflicts; Government Consents and Permits.

(a)       The execution, delivery and performance of each Transaction Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities) will not: (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or Bylaws; (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default under, any material agreement to which the Company is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree of any governmental authority applicable to the Company, except for such conflicts, breaches, defaults, and violations as would not reasonably be expected to have a Material Adverse Effect.

(b)       The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to issue and sell the Securities in accordance with the terms hereof other than such as have been made or obtained or any filings required to be made under federal, state or other securities laws.

(c)       The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, except for such franchise, permit, license or similar authority, the lack of which would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

Section 2.6	Public Filings, Financial Statements.

(a)       The Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the U.S. Securities and Exchange Commission (the “SEC”) since January 1, 2007, pursuant to the reporting requirements of the Exchange Act, except for those filings not timely filed as would not reasonably be expected to have a Material Adverse Effect.

(b)       As of their respective dates, the Public Filings complied as to form in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the Public Filings, and none of the Public Filings, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the SEC’s rules and instructions for Reports on Form 10-Q or 10-QSB) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

Section 2.7      Absence of Litigation. As of the date hereof, there is no action, suit, proceeding or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against the Company that if determined adversely to the Company would reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, there is not pending, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

Section 2.8      Intellectual Property Rights. To the Company’s knowledge, the Company owns or possesses, or believes it can obtain on reasonable terms, licenses or sufficient rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights necessary to enable it to conduct its business as conducted as of the date hereof (the “Intellectual Property”). To the Company’s knowledge, the Company has not infringed the intellectual property rights of third parties and no third party, to the Company’s knowledge, is infringing the Intellectual Property, in each case, which could reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Public Filings, there are no material options, licenses or agreements relating to the Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements relating to the patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names or copyrights of any other Person. As of the date hereof, there is no material claim or action or proceeding pending or, to the Company’s knowledge, threatened, that challenges the right of the Company with respect to any Intellectual Property.

Section 2.9      Placement Agents. The Company has taken no action that would give rise to any claim by any Person for brokerage commissions, placement agent’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agents, whose commissions and fees will be paid by the Company.

Section 2.10    No Material Adverse Change. Since January 1, 2007, except as described in the Public Filings and except for cash expenditures in the ordinary course of business, there has not been a material adverse change in the business, financial condition, assets or results of operations of the Company other than its continuing losses from operations. Since January 1, 2007: (i) there has not been any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock; and (ii) the Company has not sustained any material loss or interference with the Company’s business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.

Section 2.11    Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not reasonably be expected to have a Material Adverse Effect and except those taxes being contested in good faith and for which adequate reserves have been provided.

Section 2.12    No Manipulation of Stock. The Company has not taken, nor will it take, directly or indirectly any action designed to stabilize or manipulate the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

ARTICLE 3

PURCHASER'S REPRESENTATIONS AND WARRANTIES

Each Purchaser represents and warrants to the Company, severally and not jointly, with respect to itself and its purchase hereunder, that:

Section 3.1      Investment Purpose. The Purchaser is purchasing the Securities for its own account and not with a present view toward the public sale or distribution thereof and has no intention of selling or distributing any of such Securities or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities except in accordance with the provisions of Article 6 and except as would not result in a violation of the Securities Act. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in accordance with the provisions of Article 6 or pursuant to and in accordance with the Securities Act.

Section 3.2      Questionnaires. If the Purchaser is resident in or otherwise subject to the laws of the United States, the Accredited Purchaser Qualification Questionnaires, in the form of EXHIBIT C attached hereto, submitted by Purchaser to the Company in connection with its purchase of the Securities, was accurate and correct when delivered and is accurate and correct as of the date hereof. If the Purchaser is resident in or otherwise subject to the laws of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, Nova Scotia, New Brunswick, Prince Edward Island or Newfoundland and Labrador and (i) is purchasing the Securities as an “accredited investor” as defined in NI 45-106, the Purchaser has duly completed and executed copy of the Accredited Investor Status Certificate in the form attached hereto as EXHIBIT D; or (ii) is purchasing a sufficient number of units so that the aggregate Purchase Price payable by the Purchaser will not be less than $150,000, the Purchaser has duly completed and executed copy of the Minimum Amount Investment Status Certificate in the form attached hereto as EXHIBIT E and the information contained therein is true and correct and the representations, warranties and covenants contained in the applicable schedules attached hereto will be true and correct both as of the date of execution of this Subscription Agreement and on the Closing Date.

Section 3.3      Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the prospectus and registration requirements of federal, state, and other securities laws, as applicable, and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

Section 3.4      Information. The Purchaser has been furnished with all relevant materials relating to the business, finances and operations of the Company necessary to make an investment decision, and materials relating to the offer and sale of the Securities, that have been requested by the Purchaser, including, without limitation, the Company’s Public Filings, and the Purchaser has had the opportunity to review the Public Filings. The Purchaser has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Public Filings and the Company’s representations and warranties contained herein.

Section 3.5	Acknowledgement of Risk.

(a)       The Purchaser acknowledges and understands that its investment in the Securities involves a significant degree of risk, including, without limitation: (i) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Securities; (ii) an investment in the Company is speculative, and only Purchasers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (iii) the Purchaser may not be able to liquidate its investment; (iv) transferability of the Securities is extremely limited; (v) in the event of a disposition of the Securities, the Purchaser could sustain the loss of its entire investment; and (vi) the Company has not paid any dividends on its Common Stock since inception and does not anticipate the payment of dividends in the foreseeable future. Such risks are more fully set forth in the Public Filings;

(b)       The Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities; and

(c)       The Purchaser has, in connection with the Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, and the Purchaser has, with respect to all matters relating to the Transaction Agreements and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to any placement agent or counsel to the Company.

Section 3.6      Governmental Review. The Purchaser understands that no federal, provincial or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

Section 3.7	Transfer or Resale. The Purchaser understands that:

(a)       the Securities have not been and are not being registered under the Securities Act (other than as contemplated in Article 6), or any applicable federal, state, provincial, or other securities laws and, consequently, the Purchaser may have to bear the risk of owning the Securities for an indefinite period of time because the Securities may not be transferred unless: (i) the resale of the Securities is registered pursuant to an effective registration statement under the Securities Act, as contemplated in Article 6; (ii) the Purchaser has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the Securities are sold or transferred pursuant to Rule 144;

(b)       any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

(c)       except as set forth in Article 6, neither the Company nor any other Person is under any obligation to register the resale of the Shares or the Warrant Shares under the Securities Act, or any applicable federal, state, provincial, or other securities laws or to comply with the terms and conditions of any exemption thereunder.

Section 3.8      Legends. The Purchaser understands the certificates representing the Securities will bear restrictive legends in the following forms (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER PROVINCE OR JURISDICTION. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.”

Notwithstanding anything herein to the contrary, the Purchaser understands the certificates representing the Securities will bear any other restrictive legends (and a stop-transfer order may be placed against transfer of the certificates for such Securities with respect thereof)

that the Company deems necessary or that are otherwise required pursuant to applicable securities laws.

Section 3.9      Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into the Transaction Agreements and to consummate the transactions contemplated hereby and thereby. The Purchaser has taken all necessary action to authorize the execution, delivery and performance of the Transaction Agreements. Each Transaction Agreement has been duly executed by the Purchaser and, assuming the due authorization, execution and delivery of the Transaction Agreements by the Company, constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by federal, state, provincial, or other securities laws or public policy underlying such laws.

Section 3.10    Residency. The Purchaser certifies that it is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

Section 3.11    No Net Short Position. Between the time the Purchaser learned about the Offering (or was first contacted regarding an investment in the Company) and the first public announcement of the Offering by the Company, neither the Purchaser nor any Person acting on its behalf or pursuant to any understanding with it, has engaged, nor has, nor will, the Purchaser, directly or indirectly, cause any Person to (but shall cause such Persons not to) engage in any short sales or similar transactions with respect to the Common Stock. Additionally, the Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC currently takes the position that coverage of short sales of the Common Stock “against the box” prior to the date such shares are registered is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.

Section 3.12	Acknowledgements Regarding Placement Agents.

(a)       The Purchaser acknowledges that the Placement Agents are acting as the non-exclusive placement agents on a “best efforts” basis for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Purchaser represents that (i) (x) the Purchaser was contacted regarding the sale of the Securities by one of the Placement Agents (or an authorized agent or representative thereof) or (y) the Purchaser contacted the Company directly or the Company contacted the Purchaser directly regarding the sale of the Securities and (ii) no Securities were offered or sold to it by means of any form of general solicitation or general advertising.

(b)       The Purchaser acknowledges that (i) the Company and each Placement Agent have entered into a Placement Agency Agreement under which each Placement Agent will introduce to the Company accredited investors, (ii) in consideration for such services, the Company will pay each Placement Agent a placement fee equal to 7% of the gross proceeds of

Securities sold to investors introduced by such Placement Agent in the Offering and the Company will issue to each Placement Agent a warrant to purchase a number of shares of Common Stock equal to 7% of the number of units issued to investors (inclusive of the Shares and Warrant Shares) introduced by such Placement Agent in the Offering, (iii) each Placement Agent is an affiliate of the Company, (iv) the Company will pay to Accredited Equities Incorporated expenses incurred by it in connection with the Offering that are pre-approved by the Company, (v) Nicholas Stergis, Managing Director of Accredited Equities Incorporated, is the Managing Partner of Flower Ventures, LLC, a substantial stockholder of the Company, and (vi) Erich Sager, a partner of Limetree Capital, is a member of our Board of Directors and a stockholder of the Company.

Section 3.13    Anti-Money Laundering Laws. The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser is in compliance with Executive Order 13224 and the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) the Purchaser, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to the Purchaser’s knowledge, its shareholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons (“SDN List”) maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern; (iii) to the Purchaser’s knowledge after reasonable investigation, all of the funds to be used to acquire the Securities are derived from legitimate sources and are not the product of illegal activities; (iv) the Purchaser is in compliance with all other applicable anti-money laundering laws and regulations and has implemented, if applicable, an anti-money laundering compliance program in accordance with the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107-56; (v) none of the funds being used to purchase the Securities are to the Purchaser’s knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities; (vi) the funds being used to purchase the Securities which will be advanced by the Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the “PCMLA”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to the PCMLA; and (vii) to the best of its knowledge (A) none of the funds to be provided by the Purchaser are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and (B) it shall promptly notify the Company if the Purchaser discovers that any of such representations cease to be true, and to provide the Company with appropriate information in connection therewith.

ARTICLE 4

COVENANTS

Section 4.1      Expenses. The Company and each Purchaser shall be severally and not jointly liable for, and each shall pay, its own expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, attorneys’ and consultants’ fees and expenses.

Section 4.2      Publicity. No Purchaser shall originate any press release or other public announcement, written or oral, relating to this Agreement, or to performance hereunder or the existence of any arrangement among the parties hereto without the prior approval of the Company, except to the extent that such press release or announcement is required by applicable law. The Purchasers acknowledge that the Company will be required to file a copy of this Agreement, and the other agreements and instruments contemplated hereby, with the SEC and to describe these transactions in its public filings and public announcements.

Section 4.3      Sales by Purchasers. Each Purchaser will sell any Securities held by it in compliance with the requirements for an exemption from the prospectus requirement and registration under the Securities Act, any applicable federal, state, provincial, or other securities laws and the rules and regulations promulgated thereunder. No Purchaser will make any sale, transfer or other disposition of the Securities in violation of federal, state, provincial, or other securities laws.

Section 4.4      Reservation of Common Stock. The Company shall reserve and keep available at all times during which the Warrants are exercisable, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Warrant Shares pursuant to this Agreement.

Section 4.5      Reports. If required by applicable securities legislation, regulations, rules, instruments, policies or orders or by any securities commission or other regulatory authority, the Purchaser will execute, deliver and file such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

ARTICLE 5

CONDITIONS TO CLOSING

Section 5.1      Conditions to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities and deliver such stock certificate(s) representing the Shares and Warrants to each Purchaser is subject to the fulfillment, or waiver by the Company, as of the Closing Date (or, if applicable, the Subsequent Closing Date) of the following conditions:

(a)       Receipt of Funds. The Company shall have received immediately available funds in the full amount of the purchase price for the Shares and Warrants being purchased hereunder as set forth opposite such Purchaser’s name on EXHIBIT A attached hereto.

(b)       Minimum Aggregate Investment. The Company shall have received at the Closing at least $4 million of aggregate proceeds from the sale of the Shares and Warrants hereunder.

(c)       Representations and Warranties. The representations and warranties made by each Purchaser in Article 3 shall be true and correct in all material respects as of the Closing Date or, if applicable, the Subsequent Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date).

(d)       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date (or, if applicable, the Subsequent Closing Date) shall have been performed or complied with in all material respects.

(e)       Qualifications. The Company shall have obtained all necessary permits and qualifications, including all blue sky permits and qualifications, or secured exemptions therefrom, required by any province or state for the offer and sale of the Securities.

(f)        Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(g)       No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

(h)       No Stop Order. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock after the date of the Agreement.

Section 5.2      Conditions to Purchasers’ Obligations at the Closing. Each Purchaser’s obligation to complete the purchase of the Shares and Warrants is subject to the fulfillment, or waiver by the Majority Purchasers, as of the Closing Date of the following conditions:

(a)       Representations and Warranties. The representations and warranties made by the Company in Article 2 shall be true and correct in all material respects as of the Closing Date or, if applicable, the Subsequent Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date).

(b)       Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date (or, if applicable, the Subsequent Closing Date) shall have been performed or complied with in all material respects.

(c)       Qualifications. The Company shall have obtained all necessary permits and qualifications, including all blue sky permits and qualifications, or secured exemptions therefrom, required by any province or state for the offer and sale of the Securities.

(d)       Transfer Agent Instructions. The Company shall have delivered to its transfer agent irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing certificates representing such number of Shares set forth opposite such Purchaser’s name on EXHIBIT A attached hereto.

(e)       Absence of Litigation. No proceeding challenging this Agreement or the transactions contemplated hereby, or seeking to prohibit, alter, prevent or materially delay the

Closing, shall have been instituted or be pending before any court, arbitrator, governmental body, agency or official.

(f)        No Governmental Prohibition. The sale of the Securities by the Company shall not be prohibited by any law or governmental order or regulation.

(g)       No Stop Order. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock after the date of the Agreement.

ARTICLE 6

REGISTRATION RIGHTS

Section 6.1	Required Registration.

(a)       Subject to Section 6.1(b), the Company shall no later than 60 days after the Closing Date, subject to receipt of necessary information from the Purchasers, prepare and file with the SEC a registration statement covering the resale of all of the Registrable Securities (the “Registration Statement”). The Registration Statement required hereunder shall be on Form S-1. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof.

(b)       Notwithstanding anything herein to the contrary, in the event that the Company, in its sole discretion, decides to limit the amount of shares of Common Stock that may be included in the Registration Statement (such number of shares of Common Stock which the Company decides to include in the Registration Statement, the “Allowable Maximum”), the number of Registrable Securities sought to be included in the Registration Statement shall be cutback and removed from the Registration Statement until the aggregate number of such Registrable Securities to be included in the Registration Statement equals the Allowable Maximum. Such cutbacks will be in the following order:

(i)                    first there shall be excluded any securities of the Company included or to be included in the Registration Statement, whether pursuant to piggyback or demand registration rights or otherwise requested to be included, other than the Registrable Securities, the shares of Common Stock to be issued to the Placement Agents (the “Placement Agents Shares”), and the shares of Common Stock underlying the warrant(s) to be issued to the Placement Agents (the “Placement Agents Warrant Shares”); next

(ii)	the Placement Agents Warrant Shares shall be excluded; next
(iii)	the Placement Agents Shares shall be excluded; next
(iv)	the Warrant Shares shall be excluded; and next

(v)                   the Shares shall be excluded, until the Allowable Maximum is not exceeded.

Except as specified in the preceding sentence, any required cutbacks within each of Sections 6.1(b)(iv) and 6.1(b)(v) shall be applied to such Holders pro rata in accordance with the number of Warrant Shares or Shares, respectively, then-held by such Holders and sought to be included in such Registration Statement.

Section 6.2      Registration Expenses and Selling Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 6.1 shall be borne by the Company. All Selling Expenses incurred in connection with any registrations under this Agreement shall be borne by the Holders of the securities so registered pro rata on the basis of the number of shares so registered and all Selling Expenses relating to the sale of securities registered or by or on behalf of any Holder shall be borne by such Holders.

Section 6.3      Registration Period Covenants. At its expense, during the Registration Period, the Company shall:

(a)       except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to a Holder until the earlier of the following: (i) the second anniversary of the Closing Date (the “Registration Effective Date”), (ii) the date all Securities held by such Holder may be sold under Rule 144 during any 90-day period and (iii) such time as all of the Securities have been publicly sold. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period.”

(b)	advise the Holders:

(i)        within five Business Days of when the Registration Statement or any amendment thereto has been filed with the SEC and within five Business Days of receiving notice or obtaining knowledge of the effectiveness of the Registration Statement or any post-effective amendment thereto;

(ii)       within five Business Days of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii)      within five Business Days of receiving notice or obtaining knowledge of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; and

(iv)      within five Business Days of the occurrence of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading;

(c)       use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

(d)       promptly deliver to each such Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(e)       if a Holder so requests in writing, deliver to each Holder, without charge, (i) one copy of the following documents, other than those documents available via the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system: (A) its annual report to its stockholders, if any (which annual report shall contain financial statements audited in accordance with generally accepted accounting principles in the United States of America by a firm of certified public accountants of recognized standing); (B) if not included in substance in its annual report to stockholders, its annual report on Form 10-K (or similar form); (C) its definitive proxy statement (or similar form) with respect to its most recent annual meeting of stockholders; (D) each of its quarterly reports to its stockholders, and, if not included in substance in its quarterly reports to stockholders, its quarterly report on Form 10-Q (or similar form); and (E) a copy of the full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (E);

(f)        prior to any public offering of Registrable Securities pursuant to the Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such United States jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, consent to general service of process in any such jurisdiction, or subject itself to any material tax in any such jurisdiction where it is not so then subject; and

(g)       upon the occurrence of any event contemplated by Section 6.3(b)(iv) above, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of the Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 6.4      Certain Limitations. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 6.1 as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

Section 6.5	Indemnity.

(a)       To the extent permitted by law, the Company shall indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which the Registration Statement that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.5(c)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, any amendment or supplement thereof, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder and each person controlling such Holder, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder for use in preparation of the Registration Statement, prospectus, amendment or supplement; provided further that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of such Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity shall not inure to the benefit of any such Holder or any such controlling person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

(b)       Each Holder will severally, and not jointly, indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 6.5(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, prospectus, or any amendment or supplement thereof, incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder for use in preparation of the Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (b) shall be limited to the net amount received by the Holder from the sale of the Registrable Securities giving rise to such claims, losses, damages and liabilities (and actions in respect thereof).

(c)       Each party entitled to indemnification under this Section 6.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that the Indemnified Party may participate in such defense at such Indemnified Party’s expense; provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld, conditioned or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent (such consent not to be unreasonably withheld, conditioned or delayed) of the Indemnified Party consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d)       If the indemnification provided for in this Section 6.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, a Holder’s aggregate liability pursuant to this subsection (d) shall be limited to the net amount received by the Holder from the sale of Registrable Securities giving rise to such loss, liability, claim, damage or expense (or actions in respect thereof).

Section 6.6	Additional Covenants and Agreements of the Holders.

(a)       Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by this Agreement until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(b)       Each Holder shall suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 6.1 during no more than two periods of no more than 45 calendar days each during any 12-month period to the extent that the Board of Directors of the Company determines in good faith that the Company may be required to disclose any material corporate development which disclosure may have a Material Adverse Effect on the Company.

(c)       As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing, including completing one or more registration statement questionnaires in the form(s) provided by the Company or as shall be required in connection with any registration referred to in this Article 6, duly executed by the Holder, in each case within three Business Days after such information is requested by the Company. The Holder covenants that upon the Company’s request, such Holder will promptly notify the Company of any changes in such information or other information, under signature of the Holder, as the Company may request in connection with any registration referred to in this Article 6.

(d)       Each Holder hereby covenants with the Company: (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied; and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

(e)       Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that: (i) the Registrable Securities have been sold in accordance with such Registration Statement; and (ii) the requirement of delivering a current prospectus has been satisfied, together with any other documentation required by the transfer agent.

(f)        Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(g)       At the end of the Registration Period, the Holders shall discontinue sales of shares pursuant to the Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by the Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately, but in any event no later than three Business Days, following receipt of such notice from the Company.

Section 6.7      Additional Covenants and Agreements of the Company. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, so long as the Holders own Registrable Securities, the Company shall use its commercially reasonable efforts to:

(a)       make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b)       file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c)       so long as a Holder owns any Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in writing in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

Section 6.8      Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 6.1 may not be assigned or transferred to any other Person under any circumstances.

ARTICLE 7

DEFINITIONS

Section 7.1      Definitions. The following capitalized terms have the following meanings in this Agreement:

“Accredited Equities Incorporated” means Accredited Equities Incorporated, a [___] corporation.

“Affiliate” means, with respect to any Person, any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

“Business Day” means a day Monday through Friday on which banks are generally open for business in Novato, California.

“Closing” has the meaning set forth in Section 1.3.

“Closing Date” has the meaning set forth in Section 1.3.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Filing Date” has the meaning set forth in Section 6.1.

“Final Prospectus” has the meaning set forth in Section 6.6(a).

“Financial Statements” means the financial statements of the Company included in the Public Filings.

“Holder” means any person holding Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 6.5(c).

“Indemnifying Party” has the meaning set forth in Section 6.5(c).

“Intellectual Property” has the meaning set forth in Section 2.8.

“Limetree Capital” means Limetree Capital, a Swiss [________].

“Majority Purchasers” means, as of the Closing Date or a Subsequent Closing Date, the Purchasers who have purchased prior to such date or are then purchasing as of such date a majority of the Shares, as set forth on EXHIBIT A attached hereto.

“Material Adverse Effect” means a material adverse effect on the business, operations, assets, financial condition, market capitalization or results of operations of the Company and its subsidiaries, taken as a whole.

“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions.

“Offering” means the private placement of the Securities contemplated by this Agreement.

“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

“Placement Agents” means, collectively, Accredited Equities Incorporated and Limetree Capital.

“Placement Agents Shares has the meaning set forth in Section 6.1(b)(i).

“Placement Agents Warrant Shares” has the meaning set forth in Section 6.1(b)(i).

“Public Filings” means the Company’s Annual Report filed with the SEC on Form 10-K on November 15, 2007 for the fiscal year ended August 31, 2007, and Quarterly Report filed with the SEC on Form 10-Q (or 10-QSB) on January 14, 2008 for the quarterly period ended November 30, 2007.

“Purchasers” mean the Purchasers whose names are set forth on the signature pages of this Agreement, and their permitted transferees.

“Purchase Price” has the meaning set forth in Section 1.1.

“register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registrable Securities” means (i) the Shares and (ii) the Warrant Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC; or (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 6.1, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding any Selling Expenses and the costs and fees of legal counsel for any Holder).

“Registration Period” has the meaning set forth in Section 6.3(a).

“Registration Statement” has the meaning set forth in Section 6.1.

“Rule 144” means Rule 144 promulgated under the Securities Act, or any successor rule.

“SEC” means the United States Securities and Exchange Commission.

“Securities” has the meaning set forth in Section 1.4.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute.

“Selling Expenses” means all selling commissions and underwriting discounts applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

“Shares” has the meaning set forth in Section 1.1.

“Subsequent Closing” has the meaning set forth in Section 1.4.

“Subsequent Closing Date” has the meaning set forth in Section 1.4.

“Warrant Shares” has the meaning set forth in Section 1.1.

“Warrants” has the meaning set forth in Section 1.1.

“Transaction Agreements” means, collectively, this Agreement and the Warrants.

Section 7.2      Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (i) “or” is not exclusive and “include”, “includes” and “including” are not limiting; (ii) definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms; (iii) references to an agreement or instrument mean such agreement or instrument as from time to time amended, modified or supplemented; (iv) references to a Person are also to its successors and permitted assigns; (v) references to an “Article”, “Section”, “Exhibit”, or “Schedules” refer to an Article of, a Section of, an Exhibit to, or a Schedule to, this Agreement, respectively; and (vi) words importing the masculine gender include the feminine or neuter and, in each case, vice versa.

ARTICLE 8

GOVERNING LAW; MISCELLANEOUS

Section 8.1      Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of California located in Marin County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

Section 8.2      Rights of Purchasers Inter Se. Each Purchaser shall have the absolute right to exercise or refrain from exercising any right or rights which such Purchaser may have by reason of this Agreement or any of the Securities, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Purchaser shall not incur any liability to any other Purchaser or Purchasers with respect to exercising or refraining from exercising any such right or rights.

Section 8.3      Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner, member or affiliate of any such other Purchaser, in making its investment or decision to invest in the Company or in monitoring such investment. Each Purchaser agrees that no Purchaser nor any Affiliate or controlling person, officer, director, stockholder, partner, member, agent or employee of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the Securities, or both. Without limiting the generality of the foregoing, no Purchaser (nor any of its Affiliates, officers, directors, stockholders, partners, members, agents or employees) shall have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or its properties, business or financial and other affairs, acquired by such Purchaser from the Company or its officers, directors, employees, agents, representatives, counsel or auditors, and in turn provided to another Purchaser, nor shall any such Purchaser (or such other Person) have any obligation or responsibility whatsoever to provide any such information to any other Purchaser (or such other Person) or to continue to provide any such information if any information is provided.

Section 8.4      Counterparts; Signatures by Facsimile. This Agreement may be executed in two or more counterparts, all of which are considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other parties. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

Section 8.5      Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

Section 8.6      Severability. If any immaterial provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

Section 8.7	Entire Agreement; Amendments.

(a)       This Agreement (including all schedules and exhibits hereto), each other Transaction Document, and any confidentiality agreement entered into between the Company and a Purchaser (which confidentiality agreement shall continue to be in full force and effect)

constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Majority Purchasers. Any amendment or waiver effected in accordance with this Section 8.7 shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding (including securities into which such Securities are convertible and for which such Securities are exercisable), each future holder of all such Securities, and the Company.

(b)       Upon the effectuation of each such waiver, or amendment, the Company shall promptly give written notice thereof to the Purchasers who have not previously consented thereto in writing.

(c)       Each Purchaser acknowledges that by operation of this Section 8.7 the Majority Purchasers have the right and power to diminish or eliminate certain rights of such Purchaser under this Agreement.

Section 8.8      Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email or facsimile if sent during normal business hours of the recipient; if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. The addresses for such communications are:

If to the Company:

Raptor Pharmaceuticals Corp.

9 Commercial Boulevard, Suite 200

Novato, CA 94949

Attn: Christopher Starr, Ph.D., CEO

Fax: 415-382-1368

Email: cstarr@raptorpharma.com

With copies to (which copies shall not constitute notice to the Company):

Paul, Hastings, Janofsky & Walker, LLP

515 South Flower Street, 25th Floor

Los Angeles, CA 90071-2228

Attn:	Siobhan McBreen Burke

Fax: 213-627-0705

Email: siobhanburke@paulhastings.com

If to a Purchaser: To the address set forth immediately below such Purchaser’s name on the signature pages hereto. Each party will provide ten days’ advance written notice to the other parties of any change in its address.

Section 8.9      Successors and Assigns. This Agreement is binding upon and inures to the benefit of the parties and their successors and permitted assigns. No Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

Section 8.10    Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto, their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 8.11    Further Assurances. Each party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 8.12    No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 8.13    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company and the undersigned Purchasers and have caused this SECURITIES PURCHASE AGREEMENT to be duly executed as of the date first above written.

COMPANY:
RAPTOR PHARMACEUTICALS CORP. By: /s/ Kim R. Tsuchimoto
Name: Kim R. Tsuchimoto Its: Chief Financial Officer

PURCHASERS:
ARAN ASSET MANAGEMENT By: /s/ Michael C. Thalmann
Name: Michael C. Thalmann Its: Chairman and Chief Executive Officer
WINTON CAPITAL HOLDINGS LTD. By: /s/ Andrew Meade
Name: Andrew Meade Its: Director
BRAHMA FINANCE (BVI) LIMITED By: /s/ Nicholas Braham
Name: Nicholas Braham
CAT BROKERAGE By: /s/ M. Buergi
Name: M. Buergi Its: Managing Director
By: /s/ M. Berchtold
Name: M. Berchtold Its: Managing Director

LEGAL_US_W # 58371334.10

ERROL BOME By: /s/ Errol Bome
Name: Errol Bome
JOSAN CONSULTANTS PTY LTD. By: /s/ Mark Davis
Name: Mark Davis Its: Director
NITRO-GEN PTY LTD. ATF CURSON FAMILY TRUST By: /s/ Gregory Curson
Name: Gregory Curson
DEXAMENOS DEVELOPPEMENT, SA By: /s/ Laurant Heligier
Name: Laurant Heligier
By: /s/ Michelle DelFosse
Name: Michelle DelFosse

LEGAL_US_W # 58371334.10

EXHIBIT A

SCHEDULE OF PURCHASERS

			Aggregate Purchase
Purchaser	Shares	Warrants	Price
Aran Asset Management	2,350,000	1,175,000	$1,175,000
Winton Capital Holdings Ltd.	500,000	250,000	250,000
Brahma Finance (BVI) Limited	500,000	250,000	250,000
CAT Brokerage	500,000	250,000	250,000
Errol Bome	150,000	75,000	75,000
Josan Consultants PTY Ltd.	120,000	60,000	60,000
Nitro-gen PTY Ltd. ATF Curson Family Trust	200,000	100,000	100,000
Dexamenos Developpement	100,000	50,000	50,000

Total	4,420,000	2,210,000	$2,210,000

EXHIBIT B

FORM OF WARRANT

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

OF

RAPTOR PHARMACEUTICALS CORP.

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER PROVINCE OR JURISDICTION. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.

No. [___]	Warrant to Purchase 0.5 Shares
$0.75; $0.90	of Common Stock, $0.001 Per Share

WARRANT TO PURCHASE COMMON STOCK

of

RAPTOR PHARMACEUTICALS CORP.,

a Delaware corporation

Void after the date set forth in the first paragraph hereof

This certifies that, for value received, [____], or registered assigns (“Holder”) is entitled, subject to the terms set forth below, to purchase from Raptor Pharmaceuticals Corp., a Delaware corporation (the “Company”), one half of one share of Common Stock, $0.001 par value, of the Company (such class of stock being referred to herein as “Common Stock”), as constituted on [____], 2008 (the “Issue Date”), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the form of consideration specified in Section 1 hereof, at the price per share (the “Purchase Price”) as follows: (i) if this Warrant is exercised in accordance herewith and the Purchase Price therefor is paid on or before the first anniversary of the Issue Date, then the Purchase Price per share shall be $0.75, and (ii) if this Warrant is exercised in accordance herewith and the Purchase Price therefor is paid after the first anniversary of the Issue Date, but on or before the second anniversary of the Issue Date, then the Purchase Price per share shall be $0.90. This Warrant is one of a series of warrants being issued pursuant to the terms of that certain Securities Purchase Agreement, dated [__], 2008, by and among the Company and the original Holder of this Warrant and the other parties named therein (the “Purchase Agreement”). This Warrant must be exercised, if at all, prior to the earliest to occur of (i) the second anniversary of the Issue Date, (ii) the date of consummation of the acquisition of the Company (including, without limitation, any reorganization, merger or consolidation) that results in the stockholders of the Company immediately prior to such consummation date owning less than 50% of the voting power of the surviving entity or the date of consummation of the sale of all or substantially all of the assets of the Company or the date of dissolution or liquidation of the Company (each a “Change of Control Transaction”), and (iii) the thirtieth (30th) day following the date on which the Company delivers a WACP Notice (as defined herein) to the Holder in accordance herewith. If at any time (x) on or before the first anniversary of the Issue Date, the volume weighted average closing prices of the Common Stock on the Principal Securities Exchange over ten (10) consecutive Trading Days (as defined herein) exceeds $1.20, or (y) after the first anniversary of the Issue Date but on or before the second anniversary of the Issue Date, the volume weighted average closing prices of the Common Stock on the Principal Securities Exchange over ten (10) consecutive Trading Days exceeds $1.35, then, within thirty (30) days of the occurrence of any such event, the Company shall have the right to deliver to the Holder written notice to such effect (such notice, a “WACP Notice”). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the “Warrant Shares.” The term “Warrants” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. The term “Principal Securities Exchange” as used herein means any United States or Canadian national stock exchange, automated inter-dealer quotation system, or in the over-the-counter market upon which shares of the Common Stock are listed or quoted. The term “Trading Day” as used herein means any day on which the exchange, listing or quotation system on which shares of the Common Stock are listed or quoted and which forms the primary trading market for shares of the Common Stock is open for trading.

1.         Exercise. This Warrant may be exercised at any time or from time to time, on any business day, for all or part of the full number of Warrant Shares during the period of time described in the preceding paragraph, by surrendering it at the principal office of the Company, 9 Commercial Boulevard, Suite 200, Novato, California 94949, with the subscription form in the form attached hereto duly executed, together with payment for the Warrant Shares to be purchased, payable in cash, cashier’s check and/or wire transfer of immediately available funds. No other form of consideration shall be acceptable for the exercise of this Warrant. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise together with delivery of payment therefor as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the record holder of such shares as of the close of business on such date. As soon as practicable on or after such date, and in any event within 10 days thereof, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. Upon any partial exercise, the Company will issue and deliver to Holder a new Warrant with respect to the Warrant Shares not previously purchased. No fractional shares of Common Stock shall be issued upon exercise of a Warrant. In lieu of any fractional share to which Holder would be entitled upon exercise, the Company shall pay cash equal to the product of such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Company.

2.         Payment of Taxes. All shares of Common Stock issued upon the exercise of a Warrant shall be duly authorized, validly issued and outstanding, fully paid and non-assessable. Holder shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof and any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of this Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company’s satisfaction that no tax or other charge is due.

3.         Transfer and Exchange. Subject to the restrictions set forth in Section 8.1, this Warrant and all rights hereunder are transferable, in whole but not in part, only with the prior approval of the Company, which consent shall not be unreasonably withheld. If such a proposed transfer is so approved, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

4.	Certain Adjustments.

4.1       Adjustment for Reorganization, Consolidation, Merger. Other than in any case a Change of Control Transaction, in case of any reclassification of the Common Stock, or other securities issuable upon exercise of this Warrant, or in case of any reorganization of the Company (or, in each case, any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

4.2       Adjustments for Dividends in Common Stock. If the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends.

4.3       Stock Split and Reverse Stock Split. If the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 4.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.4       Accountants’ Certificate as to Adjustment. In each case of an adjustment in the Purchase Price or shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. Any such certificate as prepared by the independent public accountants shall, upon delivery to the Holder, be conclusive evidence of the accuracy of such adjustment.

5.         Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

6.         Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

7.         Notices of Record Date. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation (other than a merger of a wholly owned subsidiary into the Company), or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall provide to the Holder, at least ten (10) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

8.	Investment Representation and Restriction on Transfer.
8.1	Securities Law Requirements.

(a)       By its acceptance of this Warrant, the Holder represents and warrants that it is acquiring this Warrant and the Warrant Shares solely for its account and not with a present view toward the distribution of said Warrant or Warrant Shares or any part thereof and has no intention of selling or distributing said Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Warrant Shares, except as would not result in a violation of the applicable securities laws. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) this Warrant except in accordance with the Securities Act and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) this Warrant Shares except pursuant to and in accordance with applicable securities laws.

(b)       By its acceptance of this Warrant, the Holder understands that the offer and sale of this Warrant or the Warrant Shares have not been registered under the Securities Act on the basis that no distribution or public offering of this Warrant or the Warrant Shares is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(c)       By its acceptance of this Warrant, the Holder recognizes that this Warrant and the Warrant Shares must be held indefinitely under the Securities Act unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register this Warrant or, except as provided in the Purchase Agreement, the Warrant Shares, or to comply with any exemption from such registration.

(d)       By its acceptance of this Warrant, the Holder is aware that neither this Warrant nor the Warrant Shares may be sold pursuant to Rule 144 unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations. Holder is aware that any such sale made in reliance on Rule 144, if Rule 144 is available, may be made only in accordance with the terms of Rule 144.

(e)       By its acceptance of this Warrant, the Holder understands that this Warrant and the Warrant Shares have not been and are not being registered under the Securities Act (other than as contemplated in the Purchase Agreement) or any applicable state securities laws and, consequently, the Holder may have to bear the risk of owning this Warrant and the Warrant Shares for an indefinite period of time because such securities may not be transferred unless: (i) the resale of such securities is registered pursuant to an effective registration statement under the Securities Act; (ii) the Holder has delivered to the Company an opinion of counsel (in form, substance and scope reasonably satisfactory to the Company) to the effect that this Warrant or Warrant Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) such securities are sold or transferred pursuant to Rule 144.

8.2	Legends; Stop Transfer.

(a)       All certificates evidencing the Warrant Shares shall bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS, OR UNLESS OFFERED, SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE COMPANY SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO THE EXTENT THAT SUCH OPINION IS REQUIRED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT UNDER WHICH THE SECURITIES WERE ISSUED.”

(b)       The certificates evidencing the Warrant Shares shall also bear any legend deemed necessary by the Company or otherwise required by any applicable securities law.

(c)       In addition, the Company shall make, or cause its transfer agent to make, a notation regarding the transfer restrictions of this Warrant and the Warrant Shares in its stock books, and this Warrant and the Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the same or pursuant to and in compliance with the provisions of Section 3 and Section 8.1(d).

9.         Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder and shall be deemed received five (5) business days after mailing.

10.       Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11.       Headings. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

12.       Governing Law; Jurisdiction; Waiver of Jury Trial. This Warrant will be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. Each of the parties hereto irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of California located in Marin County and the United States District Court for the Northern District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

[Reminder of Page Intentionally Blank]

Raptor Pharmaceuticals Corp. is executing this warrant as of [______], 2008.

RAPTOR PHARMACEUTICALS CORP., a Delaware corporation
By:
Christopher Starr, Ph.D., Chief Executive Officer

SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

TO:	Raptor Pharmaceuticals Corp.
Attention: Kim Tsuchimoto, CFO
9 Commercial Blvd., Suite 200
Novato, California 94949
Phone: 415-382-1390
Fax: 415-382-1368

The undersigned, registered owner of this Warrant, irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock, $0.001 par value, of Raptor Pharmaceuticals Corp., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

DATED: ______________

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip)

This subscription is accompanied by a certified check or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Warrant Shares. Payment may be made by wire transfer. Wiring instructions:

Bank of Marin

Contact: Irene Pelmear

1450 Grant Ave

Novato, CA 94947

415.899.7456

FAX 415.899.7344

ABA #121141877

Money Market Account number is: 05-508080

For the Account of Raptor Pharmaceutical Inc.

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned, registered owner of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock, $0.001 par value, set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint _________________________ _________________________________________________ Attorney to make such transfer on the books of Raptor Pharmaceuticals Corp., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

DATED: ___________________

(Signature)

(Witness)

EXHIBIT C

ACCREDITED PURCHASER QUALIFICATION QUESTIONNAIRES

This Questionnaire should be completed by the person who will be making the investment decision on behalf of the entity. All questions should be completed with respect to the entity (i.e., “you” means the entity), unless otherwise directed. The purpose of this Questionnaire is to provide RAPTOR PHARMACEUTICALS CORP. (the “Company”) with information related to its stockholders that may be used to determine whether its stockholders are “accredited investors” under the Securities Act of 1933, as amended (the “Act”), and any applicable federal, state, provincial, or other securities laws.

Your answers will be kept confidential. However, by signing this Questionnaire you agree that the Company and its counsel may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws.

If the answer to a question is “none” or “not applicable,” please so state.

1.         Residence Information. Please provide the entity’s full legal name, primary address, phone number, fax number, name and e-mail address of contact person.

2.         Accredited Investor Certification. The undersigned makes one or more of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

( )

(i)             The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, and the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

( )	(ii) The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
( )

(iii)          The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

( )

(iv)          The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

Note: If the undersigned is a trust, with total assets of $5,000,000 or less, please refer to Appendix A of this questionnaire.

( )	(v) The undersigned is a natural person whose individual net worth[11], or joint net worth with that person’s spouse, exceeds $1,000,000.
( )

(vi)          The undersigned is a natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

( )	(vii) The undersigned is an entity in which all of the equity owners qualify under any of the above subparagraphs.

( )	(viii) The undersigned cannot make any of the representations set forth in paragraphs “i” through “vii” above.

The undersigned represents that the information contained herein is complete and accurate and may be relied upon by the Company, and that the undersigned will notify the Company of any change in any of such information prior to the undersigned’s investment in the Company.

The undersigned has executed this Accredited Purchaser Qualification Questionnaire _________________, 2008.

Name of Entity

By:
Name:
Its:

APPENDIX A

TRUST WITH ASSETS OF $5,000,000 OR LESS

The undersigned makes one or more of the following representations regarding the trust having assets of $5,000,000 or less and certain related matters and has checked the applicable representation for each of the following:

(i)	The trust is a “grantor trust” for federal income tax purposes: ___ Yes ___ No

(ii)	The following person or persons has investment power over the assets of the trust: ____ Grantor ____ Trustee(s) _____ Grantor and Trustee(s) together

(iii)	The grantor is an individual who is an accredited investor[22] in his or her individual capacity: ___ Yes ____ No
(iv)	The grantor is an entity that is an accredited investor[33]: ___ Yes ____ No
(v)	The trustee is an individual who is an accredited investorr[2] in his or her individual capacity: Trustee #1: ___ Yes ____ No Trustee #2: ___ Yes ____ No
(vi)	The trustee is an entity that is an accredited investor[3]: Trustee #1: ___ Yes ____ No Trustee #2: ___ Yes ____ No
(vii)	The creditors of the grantor can reach the assets of the trust in the event of bankruptcy, insolvency or otherwise: ___ Yes ____ No

(viii)	The grantor is treated as the owner of the trust for income tax purposes: ___ Yes ____ No

(ix)	The grantor is treated as the owner of the trust for estate tax purposes: ___ Yes ___ No
(x)	The trust is revocable by the grantor: ___ Yes ____ No

_________________________

 D

ACCREDITED INVESTOR STATUS CERTIFICATE

TO BE COMPLETED BY BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA, ONTARIO, QUEBEC, NEWFOUNDLAND AND LABRADOR, NOVA SCOTIA, NEW BRUNSWICK AND PRINCE EDWARD ISLAND ACCREDITED INVESTORS

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

In connection with the purchase by the undersigned Purchaser of the Securities, the Purchaser hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company and its counsel are relying thereon) that:

(a)

the Purchaser is resident in or otherwise subject to the securities laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Purchaser is purchasing the Securities as principal for its own account and not for the benefit of any other person;

(c)

the Purchaser is an “accredited investor” within the meaning of NI 45-106 on the basis that the undersigned fits within the category of an “accredited investor” reproduced below beside which the undersigned has indicated the undersigned belongs to such category; and

(d)	upon execution of this Exhibit C by the Purchaser, this Exhibit C shall be incorporated into and form a part of the Subscription Agreement.

(PLEASE CHECK THE BOX OF THE APPLICABLE CATEGORY OF ACCREDITED INVESTOR)

[ ]	(a) a Canadian financial institution, or a Schedule III bank;
[ ]	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);
[ ]

(c)      a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

[ ]

(d)      a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

[ ]	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);
[ ]	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;
[ ]

(g)      a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;
[ ]	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;
[ ]

(j)       an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

[ ]

(k)      an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

[ ]	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000;
[ ]	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;
[ ]

(n)      an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

[ ]

(o)      an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

[ ]

(p)      a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

[ ]

(q)      a person acting on behalf of a fully managed account managed by that person, if that person (i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and (ii) in Ontario, is purchasing a security that is not a security of an investment fund;

[ ]

(r)       a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

[ ]	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;
[ ]

(t)       a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

[ ]	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or
[ ]

(v)      a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia.

For the purposes hereof, the following definitions are included for convenience:

(a)

“Canadian financial institution” means (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebéc where control person means any person that holds or is one of a combination of persons that holds (i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or (ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“founder” means, in respect of an issuer, a person who, (i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and (ii) at the time of the trade is actively involved in the business of the issuer;

(f)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(g)

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c. 429 whose business objective is making multiple investments;

(h)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets;
(i)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(j)

“spouse” means an individual who(i)is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(k)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

In NI 45-106 a person or company is considered to be an affiliated entity of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person or company, or if each of them is controlled by the same person or company.

In NI 45-106 a person (first person) is considered to control another person (second person) if (a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation, (b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or (c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

In NI 45-106 a trust company or trust corporation described in paragraph (p) above of the definition of “accredited investor” (other than in respect of a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) is deemed to be purchasing as principal.

In NI 45-106 a person described in paragraph (q) above of the definition of “accredited investor” is deemed to be purchasing as principal.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

_________________________________ Witness (If Purchaser is an Individual)	_____________________________________ Print the name of Purchaser

_________________________________ Print Name of Witness	_____________________________________ If Purchaser is a Corporation, print name and title of Authorized Signing Officer

EXHIBIT E

MINIMUM AMOUNT INVESTMENT STATUS CERTIFICATE

TO BE COMPLETED BY BRITISH COLUMBIA, ALBERTA, SASKATCHEWAN, MANITOBA, ONTARIO, QUEBEC, NEWFOUNDLAND AND LABRADOR, NOVA SCOTIA, NEW BRUNSWICK AND PRINCE EDWARD ISLAND PURCHASERS THAT ARE SUBSCRIBING UNDER THE “MINIMUM AMOUNT INVESTMENT” EXEMPTION

In connection with the purchase by the undersigned Purchaser of the Securities, the Purchaser, hereby represents, warrants, covenants and certifies to the Company (and acknowledges that the Company, and its counsel are relying thereon) that:

(a)

the Purchaser, is resident in or otherwise subject to the securities laws of one of the provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, Newfoundland and Labrador, Nova Scotia, New Brunswick or Prince Edward Island;

(b)	the Purchaser is purchasing the Purchaser’s Securities as principal for its own account and not for the benefit of any other person;

(c)	the Securities have an acquisition cost to the Purchaser of not less than $150,000, payable in cash at the Closing;

(d)	the Securities are securities of a single issuer;

(e)

the Purchaser was not created and is not being used solely to purchase or hold securities in reliance on the registration and prospectus exemptions provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the units; and

(f)	upon execution of this Exhibit D by the Purchaser, this Exhibit D shall be incorporated into and form a part of the Subscription Agreement.

The foregoing representations contained in this certificate are true and accurate as of the date of this certificate and will be true and accurate as of the Closing Date. If any such representations shall not be true and accurate prior to the Closing Date, the undersigned shall give immediate written notice of such fact to the Company prior to the Closing Date.

Dated:	Signed:

Witness (If Purchaser is an Individual)	Print the name of Purchaser

Print Name of Witness	If Purchaser is a Corporation, print name and title of Authorized Signing Officer